August 6, 2024

Nia Impact Solutions Fund

Ticker Symbol: NIAGX

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated June 28, 2024

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Nia Impact Solutions Fund (the “Fund”), a series of Ultimus Managers Trust, as set forth below. For more information on the Fund or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.niaimpactfunds.com or call the Fund toll free at 1-833-571-2833.

Effective August 6, 2024, Jethro Townsend, CFA, Partner and Portfolio Manager, will become a member of the portfolio management team of the Fund, joining Kristin Hull, PhD, who will continue to serve as a portfolio manager of the Fund.

Mr. Townsend has served as a Partner and a Portfolio Manager for Nia Impact Capital, LLC (“Nia” or the “Adviser”) since January 2024. Prior to joining Nia, Mr. Townsend served as Founder and Chief Investment Officer of Addend Capital Management for nine years, overseeing global long-only and long-short strategies. Prior to that, Mr. Townsend served as a Portfolio Manager at Pyramis Global Advisors and Senior Analyst, International Equities at DuPont Capital Management. Mr. Townsend embarked on his career at Merrill Lynch, serving as an Analyst in the Investment Banking division. Mr. Townsend earned his B.S. in Electrical Engineering from Stanford University and his M.B.A. in Finance from the Wharton School of the University of Pennsylvania. He is a CFA Charterholder, a member of the CFA Institute and the CFA Society of Boston.

The following information replaces the sub-section entitled “MANAGEMENT OF THE FUND” under the section entitled “RISK/RETURN SUMMARY” starting on page 9 of the Prospectus:

MANAGEMENT OF THE FUND

Nia Impact Capital is the Fund’s investment adviser.

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Kristin Hull, PhD	Since inception of the Fund (May 10, 2022)	Chief Investment Officer
Jethro Townsend, CFA	Since August 6, 2024	Partner and Portfolio Manager

The following information replaces the sub-section entitled “Portfolio Manager” under the section entitled “FUND MANAGEMENT” starting on page 19 of the Prospectus:

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolio:

Kristin Hull, PhD, serves as CEO and Portfolio Manager of the Adviser and has served in that capacity since 2017. Kristin is a conscious investor empowering individuals, families and organizations to invest at the intersection of environmental sustainability and social justice, for the world they want to see. Kristin launched Nia Global Solutions strategy in 2015 to bring activism and impact investing into the public markets. In doing so, she developed Nia’s six solutions-focused investment themes, weaving a gender-lens throughout the investment thesis.

Kristin founded Nia Community Investments in 2010, a 100% mission-aligned investment fund, investing across asset classes, focused on social justice and environmental sustainability in Oakland. Prior to Nia Community, Kristin served as President and Chair of the Board of the Hull Family Foundation from 2007 to 2011, where she oversaw all of the investment efforts, transitioning the endowment from a traditional investment portfolio to one of the country’s first 100% mission impact invested portfolios. Kristin is also a co-founder of Impact Hub Oakland, a co-working space nurturing entrepreneurs and social change makers.

Prior to dedicating her career to conscious investing, Kristin served as an educator and classroom teacher. In 1997, Kristin co-founded the North Oakland Community Charter School, and served on the founding board of the George Mark Children’s House, the first free standing children’s hospice and palliative care center in the U.S.

Kristin is devoted to promoting inclusion and diversity in leadership, to re-envisioning capitalism and to changing the face of finance. She serves on the board of directors for the Mosaic Project and African Women Rising and is an advisor to Playworks, the Nicholson Foundation, and ToSomeone.

Kristin holds a Ph.D. in Urban Education from the University of California at Berkeley, a M.A. in Research in Bilingual Education from Stanford University. She earned her B.A. and teaching credentials at Tufts University.

Jethro Townsend, CFA has served as a Partner and a Portfolio Manager for the Adviser since January 2024. Prior to joining the Adviser, Mr. Townsend served as Founder and Chief Investment Officer of Addend Capital Management for nine years, overseeing global long-only and long-short strategies. Prior to that, Mr. Townsend served as a Portfolio Manager at Pyramis Global Advisors and Senior Analyst, International Equities at DuPont Capital Management. Mr. Townsend embarked on his career at Merrill Lynch, serving as an Analyst in the Investment Banking division.

Mr. Townsend holds a B.S. in Electrical Engineering from Stanford University and a M.B.A. in Finance from the Wharton School of the University of Pennsylvania.

Mr. Townsend is a CFA Charterholder, a member of the CFA Institute and the CFA Society of Boston.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

The following paragraph replaces the first paragraph in the section entitled “HISTORICAL PERFORMANCE OF THE PORTFOLIO MANAGER” beginning on page 21 of the Prospectus:

HISTORICAL PERFORMANCE OF THE PORTFOLIO MANAGER

Ms. Hull, one of the Fund’s Portfolio Managers, began managing accounts using the Nia Global Solutions strategy, which is substantially similar to the approach used for the Fund, on December 31, 2015. The performance table below provides a summary of the performance of all accounts (the “Account”) with substantially similar investment objectives, policies, strategies and risks to those of the Fund for calendar years since 2016, and since inception, ended December 31, 2023, and compares the Account’s performance during those periods against an appropriate broad-based securities market index, the MSCI ACWI IMI. As of February 29, 2024, the Account had approximately $169 million in total assets. There are no material differences between the investment objectives, policies and strategies of the Account and those of the Fund. Ms. Hull, who is jointly responsible for the day-to-day management of the Fund’s portfolio, has been primarily responsible for the day-to-day management of the Account throughout the entire period presented. No other person played a significant part in achieving the Account’s performance.

2

The following information replaces the sub-section entitled “Portfolio Manager” under the section entitled “INVESTMENT ADVISER” beginning on page 21 of the SAI:

Portfolio Managers

The Fund is managed by Kristin Hull and Jethro Townsend (each a “Portfolio Manager”), who are jointly responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in such other accounts as of February 29, 2024.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Kristin Hull, PhD	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	326	$392.07	0	$0
Jethro Townsend, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	184	$172.02	0	$0

Potential Conflicts of Interest. The Portfolio Managers serve as portfolio managers for the Fund and provide investment advice to other accounts (“Other Accounts”). The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both the Fund and the Other Accounts, whereby the Portfolio Managers could favor one account over another. However, the Adviser has established policies and procedures to ensure that such investments will be allocated between the Fund and the Other Accounts pro rata based on the assets under management or in some other manner determined to be fair and equitable.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund and Other Accounts. The Portfolio Managers know the size and timing of trades for the Fund and the Other Accounts and may be able to predict the market impact of the Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa. The Adviser has established a trade rotation policy and procedure to mitigate the risk of this potential conflict.

Compensation. Dr. Hull is not compensated directly by the Fund. Dr. Hull is a principal owner of the Adviser, and therefore draws compensation from its profits. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser and indirectly the total compensation paid to Dr. Hull.

3

Mr. Townsend is compensated by the Adviser and receives a salary and a bonus based upon the profitability of the Adviser and a benefits package.

Ownership of Fund Shares. The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund as of February 29, 2024, stated as one of the following ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1,000,000; or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Kristin Hull, PhD	over $1,000,000
Jethro Townsend, CFA	$1–$10,000

Investors Should Retain this Supplement for Future Reference.

4